UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2010

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Distribution Waiver Agreement

In connection with the closing of the Mergers described in Item 2.01 below, Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), has entered into a Distribution Waiver Agreement, dated as of November 22, 2010, by and among the Partnership, EPCO Holdings, Inc., and DFI Delaware Holdings, L.P., as the “EPD Unitholder” named therein (the “Distribution Waiver Agreement”).  Under the Distribution Waiver Agreement, the EPD Unitholder has agreed to designate and waive its rights to regular quarterly distributions of “Available Cash,” if any, with respect to a specified number of units representing limited partner interests in the Partnership (“Common Units”) over a five-year period.  The number of Common Units to which the waiver applies is as follows for distributions to be paid during the following periods: 30,610,000 Common Units during 2011; 26,130,000 Common Units during 2012; 23,700,000 Common Units during 2013; 22,560,000 Common Units during 2014; and 17,690,000 Common Units during 2015.  EPCO Holdings, Inc. has agreed under the Distribution Waiver Agreement to perform certain obligations in the event the EPD Unitholder breaches its obligations under the agreement.

The description of the Distribution Waiver Agreement in this Item 1.01 is qualified in its entirety by reference to the full text of the Distribution Waiver Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Partnership announced on November 22, 2010 the completion of its acquisition of Enterprise GP Holdings L.P., a Delaware limited partnership (“Holdings”) pursuant to an Agreement and Plan of Merger, dated as of September 3, 2010 (the “MLP Merger Agreement”), by and among the Partnership, Enterprise Products GP, LLC, a Delaware limited liability company and the general partner of the Partnership prior to the effective time of the GP Merger (as defined below) (“Products GP”), Enterprise ETE LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“MergerCo”), Holdings and EPE Holdings, LLC, a Delaware limited liability company (“EPE Holdings”).  In accordance with the MLP Merger Agreement, Holdings merged (the “MLP Merger”) with and into MergerCo with MergerCo surviving the merger.  The Partnership completed the MLP Merger following approval of the MLP Merger by a majority of the Holdings unitholders entitled to vote on November 22, 2010.

Pursuant to the MLP Merger Agreement and immediately prior to the effective time of the GP Merger, Holdings’ previous partnership agreement was amended to provide for the transformation of the approximate 0.01% economic interest of the general partner in Holdings owned by EPE Holdings into 13,921 units representing limited partner interests in Holdings (“Holdings units”), representing an approximate 0.01% limited partner interest in Holdings and a non-economic general partner interest in Holdings (the “transformation”) in accordance with the Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Holdings.

Immediately following the transformation and pursuant to the Agreement and Plan of Merger, dated as of September 3, 2010 (the “GP Merger Agreement” and, together with the  MLP Merger Agreement, the “Merger Agreements”), by and among Products GP, Holdings and EPE Holdings, Products GP (a wholly owned subsidiary of Holdings immediately prior to the GP Merger) merged with and into Holdings with Holdings surviving the merger, and succeeding Products GP as the general partner of the Partnership (the “GP Merger” and, together with the MLP Merger, the “Mergers”).

Immediately following the GP Merger, at the effective time of the MLP Merger, Holdings merged with and into MergerCo with MergerCo surviving the merger as a wholly owned subsidiary of the Partnership.  As a result of the MLP Merger and pursuant to the MLP Merger Agreement, EPE Holdings succeeded Holdings as the non-economic general partner of the Partnership and all outstanding units representing limited partner interests in Holdings (other than Holdings units held by Holdings, the Partnership or their respective subsidiaries) were cancelled and converted into the right to receive Common Units based on an exchange rate of 1.5 Common Units per Holdings unit. No fractional Common Units will be issued in the MLP Merger, and Holdings unitholders will, instead, receive cash in lieu of fractional Common Units, if any.  The 21,563,177 Common Units previously held by Holdings became treasury units and were cancelled by the Partnership immediately following the MLP Merger.

The foregoing descriptions of the MLP Merger Agreement and the GP Merger Agreement are qualified in their entirety by reference to the full text of each, filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference.

Item 3.03 Material Modification of Rights of Security Holders.

On November 22, 2010, EPE Holdings, as successor general partner of the Partnership, entered into the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Sixth Partnership Agreement”) dated as of November 22, 2010.  The Sixth Partnership Agreement provides for the cancellation of the incentive distribution rights of the Partnership previously held by Products GP and the general partner of the Partnership prior to the effective time of the GP Merger, the conversion of the two percent economic general partner interest in the Partnership into a non-economic general partner interest in the Partnership, the acceptance of EPE Holdings as the successor general partner of the Partnership and the elimination of certain legacy provisions.  As a result of the cancellation of the incentive distribution rights, the general partner of the Partnership will no longer be entitled to the related portion of current or increased distributions of available cash by the Partnership as previously provided by these incentive distribution rights.  As a result of the cancellation of the economic general partner interest in the Partnership, the general partner will also no longer be entitled to maintain an economic general partner interest in connection with issuances by the Partnership of additional common units and shall not be required to contribute funds to the Partnership in order to maintain such economic general partner interest.  Accordingly, the changes included in the Sixth Partnership Agreement are not expected by the general partner to adversely affect the limited partners of the Partnership in any material respect.

The description of the Sixth Partnership Agreement in this Item 3.03 is qualified in its entirety by reference to the full text of the Sixth Partnership Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2010, Dan Duncan LLC, as the sole member of EPE Holdings, appointed each of the prior directors of Products GP (Messrs. Creel, Teague, Barnett, Rampacek and Ross) as additional directors (the “New GP Directors”) to the board of directors of EPE Holdings as the successor General Partner effective upon the closing of the Merger.  Effective upon the closing of the Merger on November 22, 2010, Messrs. O. S. Andras and William Waycaster ceased to serve as directors of EPE Holdings.  Effective upon the closing of the Merger, Dr. Cunningham was appointed Chairman of EPE Holdings, and the persons indicated below were also appointed as officers of EPE Holdings as the general partner of the Partnership.  Accordingly, effective upon the closing of the Merger, the following persons were the directors and the executive officers of the successor general partner of the Partnership in the following capacities:

Name	Age	Position with Enterprise GP
Randa Duncan Williams	49	Director
Dr. Ralph S. Cunningham	70	Director (Chairman)
Richard H. Bachmann	57	Director
Thurmon M. Andress	77	Director
Charles E. McMahen (2,3)	71	Director
Edwin E. Smith	79	Director
Michael A. Creel (1)	56	Director, President and Chief Executive Officer
A. James Teague (1)	65	Director, Executive Vice President and Chief Operating Officer
E. William Barnett (2)	77	Director
Charles M. Rampacek	67	Director
Rex C. Ross (2)	67	Director
W. Randall Fowler (1)	54	Executive Vice President and Chief Financial Officer
William Ordemann (1)	51	Executive Vice President
Lynn L. Bourdon, III (1)	48	Senior Vice President
Bryan F. Bulawa (1)	41	Senior Vice President and Treasurer
James M. Collingsworth (1)	56	Senior Vice President
Stephanie C. Hildebrandt (1)	46	Senior Vice President, General Counsel and Secretary
Mark A. Hurley (1)	52	Senior Vice President
Michael J. Knesek (1)	56	Senior Vice President, Controller and Principal Accounting Officer
Christopher Skoog (1)	47	Senior Vice President
Thomas M. Zulim (1)	52	Senior Vice President
_____________________

(1)	Executive officer
(2)	Member of ACG Committee
(3)	Chairman of ACG Committee

There were no arrangements or understandings between any of the New GP Directors and any other persons pursuant to which any New GP Director was selected as a director.

Upon consummation of the Merger, the Board of EPE Holdings appointed Mr. Andras as an honorary director.  In such capacity, Mr. Andras is not entitled to vote as a director on any matters.

The following are biographies of each of the foregoing directors and executive officers of EPE Holdings as successor general partner of the Partnership upon the consummation of the Merger:

Randa Duncan Williams. Ms. Williams was elected a director of EPE Holdings in May 2007. She was elected Chairman of Enterprise Products Company (“EPCO”) in May 2010, having previously served as Group Co-Chairman since 1994. Ms. Williams has served as a director of EPCO since February 1991. Prior to joining EPCO in

1994, Ms. Williams practiced law with the firms Butler & Binion and Brown, Sims, Wise & White. She currently serves on the boards of directors of Encore Bancshares and Encore Bank and also serves on the board of trustees for numerous charitable organizations.

Dr. Ralph S. Cunningham. Dr. Cunningham was elected a director of EPE Holdings in August 2007 and as Chairman of the Board upon consummation of the MLP Merger.  Dr. Cunningham served as the President and CEO of EPE Holdings from August 2007 until November 2010. He served as a director of Products GP from February 2006 to May 2010, having previously served as a director of Products GP from April 1998 until March 2005. In addition to these duties, Dr. Cunningham served as Group Executive Vice President and Chief Operating Officer of Products GP from December 2005 to August 2007 and Interim President and Interim CEO from June 2007 to August 2007. Dr. Cunningham served as a director of DEP Holdings, LLC (“DEP GP”) from August 2007 to May 2010. He served as Chairman and a director of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) from March 2005 until November 2005.

Dr. Cunningham was elected Vice Chairman of EPCO in May 2010 and a director in March 2006, having previously served as Group Vice Chairman of EPCO from December 2007 to May 2010 and as a director of EPCO from 1987 to 1997. He serves as a director of Tetra Technologies, Inc. and Agrium, Inc. In addition, Dr. Cunningham serves as a director and the Chairman of the Safety, Health and Responsibility Committee of Cenovus Energy Inc. Dr. Cunningham retired in 1997 from CITGO Petroleum Corporation, where he served as President and CEO since 1995.  Dr. Cunningham also served as a director of LE GP, LLC (the general partner of Entergy Transfer Equity, L.P.) from December 2009 to November 2010.

Richard H. Bachmann. Mr. Bachmann served as Executive Vice President and Chief Legal Officer of Products GP from February 1999 until November 2010 and served as Secretary of Products GP from November 1999 until November 2010. He previously served as a director of Products GP from June 2000 to January 2004 and from February 2006 to May 2010. Mr. Bachmann served as Executive Vice President of EPE Holdings from April 2005 until November 2010, and has served as a director of EPE Holdings since February 2006. He previously served as Chief Legal Officer and Secretary of EPE Holdings from April 2005 to May 2010.

Mr. Bachmann was elected President and CEO of EPCO in May 2010 and has served as a director since January 1999 and as Chief Legal Officer since May 1999. He previously served as Secretary of EPCO from May 1999 to May 2010 and as a Group Vice Chairman of EPCO from December 2007 to May 2010. Mr. Bachmann served as a director of DEP GP from October 2006 to May 2010 and as President and Chief Executive Officer of DEP GP from October 2006 to April 2010. In November 2006, Mr. Bachmann was appointed as an independent manager of Constellation Energy Partners LLC. Mr. Bachmann also serves as a member of the Audit, Compensation and Nominating and Governance Committees of Constellation Energy Partners LLC and as the Chairman of its Conflicts Committee.

Thurmon M. Andress. Mr. Andress was elected a director of EPE Holdings in November 2006. Mr. Andress serves as the Managing Director — Houston for Breitburn Energy Company L.P. and is a former member of its Board of Directors. In 1990, he founded Andress Oil & Gas Company, serving as its President and CEO until it merged with Breitburn Energy Company L.P. in 1998. In 1982, he founded Bayou Resources, Inc. a publicly traded energy company that was sold in 1987. From 2002 through December 2009, Mr. Andress served as a member of the Board of Directors of Edge Petroleum Corp. (including its Governance and Compensation Committees). In October 2009, Edge Petroleum Corp. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code and, on December 31, 2009, completed the sale of substantially all of its assets to Mariner Energy, Inc. Mr. Andress is currently a member of the National Petroleum Council (including its Board) and serves on the Board of Governors of Houston for the Independent Petroleum Association of America. In 1993, Mr. Andress was inducted into All American Wildcatter’s, a 100-member organization dedicated to American oil and gas explorationists and producers.

Charles E. McMahen. Mr. McMahen was elected a director of EPE Holdings in August 2005 and serves as Chairman of its Audit, Conflicts and Governance Committee. Mr. McMahen served as Vice Chairman of Compass Bank from March 1999 until December 2003 and served as Vice Chairman of Compass Bancshares from April 2001 until his retirement in December 2003. Mr. McMahen also served as Chairman and CEO of Compass Banks of Texas from March 1990 until March 1999. Mr. McMahen has served as a director of Compass Bancshares, and its successor, BBVA Compass Bank, since 2001. He also served as chairman of the Board of Regents of the University of Houston from September 1998 to August 2000.

Edwin E. Smith. Mr. Smith was elected a director of EPE Holdings in August 2005. Mr. Smith has been a private investor since he retired from Allied Bank of Texas in 1989 after a 31-year career in banking. Mr. Smith serves as a director of Encore Bank and previously served as a director of EPCO from 1987 until 1997.

Michael A Creel. Mr. Creel was elected President and CEO and a director of EPE Holdings upon the consummation of the Merger.  He served as a director of Products GP from February 2006 to November 2010 and President and CEO of Products GP from August 2007 to November 2010. Mr. Creel served as Chief Financial Officer of Products GP from June 2000 to August 2007, and as an Executive Vice President of Products GP from January 2001 to August 2007. Mr. Creel, a Certified Public Accountant, also served as a Senior Vice President of Products GP from November 1999 to January 2001.

In May 2010, Mr. Creel was elected Vice Chairman of EPCO, having previously served as Group Vice Chairman and Chief Financial Officer of EPCO since December 2007. Prior to these elections, Mr. Creel served as EPCO’s Chief Operating Officer from April 2005 to December 2007 and as its Chief Financial Officer from June 2000 to April 2005. He has served as a Director of EPCO since December 2007. Mr. Creel previously served as a director of EPE Holdings from October 2009 to May 2010 and as a director of DEP GP from October 2006 to May 2010. He previously served as President, CEO and a director of EPE Holdings from August 2005 through August 2007. From October 2006 to August 2007, he served as Executive Vice President and Chief Financial Officer of DEP GP. From October 2005 through December 2009, Mr. Creel served as a director of Edge Petroleum Corporation, a publicly traded oil and natural gas exploration and production company, which filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in October 2009 and, on December 31, 2009, completed the sale of substantially all of its assets to Mariner Energy, Inc.

A. James Teague. Mr. Teague was elected Executive Vice President and Chief Operating Officer and a director of EPE Holdings upon the consummation of the Merger.  He served as Executive Vice President of Products GP from November 1999 to November 2010 and additionally as a director from July 2008 to November 2010 and as Chief Operating Officer from September 2010 to November 2010. In addition, he served as Products GP’s Chief Commercial Officer from July 2008 until September 2010. He has served as Executive Vice President and Chief Commercial Officer of DEP GP since July 2008. He previously served as a director of DEP GP from July 2008 to May 2010 and as a director of EPE Holdings from October 2009 to May 2010. Mr. Teague joined the Partnership in connection with its purchase of certain midstream energy assets from affiliates of Shell Oil Company in 1999. From 1998 to 1999, Mr. Teague served as President of Tejas Natural Gas Liquids, LLC, then an affiliate of Shell. From 1997 to 1998, he was President of Marketing and Trading for Mapco Inc.

E. William Barnett. Mr. Barnett was elected a director of EPE Holdings upon the consummation of the Merger and is a member of its Audit, Conflicts and Governance Committee.  He served as a director of Products GP from March 2005 to November 2010, and he served as Chairman of its Audit, Conflicts and Governance Committee. Mr. Barnett practiced law with Baker Botts L.L.P. from 1958 until his retirement in 2004. In 1984, he became Managing Partner of Baker Botts L.L.P. and continued in that role for 14 years until 1998. He was Senior Counsel to the firm from 1998 until June 2004, when he retired from the firm. Mr. Barnett served as Chairman of the Board of Trustees of Rice University from 1996 to July 2005.

Mr. Barnett is a Life Trustee of The University of Texas Law School Foundation; a director of St. Luke’s Episcopal Hospital; and a director Emeritus and former Chairman of the Houston Zoo, Inc. (the operating arm of the Houston Zoo). He is a director of RRI Energy, Inc. (a publicly traded electric services company) and Westlake Chemical Corporation (a publicly traded chemical company). Mr. Barnett is Chairman of the Advisory Board of the Baker Institute for Public Policy at Rice University and a director Emeritus and former Chairman of the Greater Houston Partnership. Mr. Barnett served as a Trustee of the Baylor College of Medicine from 1993 until 2004.

Charles M. Rampacek. Mr. Rampacek was elected a director of EPE Holdings upon the consummation of the Merger.  He served as a director of Products GP from October 2006 to November 2010 and was a member of its Audit, Conflicts and Governance Committee. Mr. Rampacek is currently a business and management consultant in the energy industry. Mr. Rampacek served as Chairman, CEO and President of Probex Corporation (“Probex”), an energy technology company that developed a proprietary used oil recovery process, from 2000 until his retirement in 2003. Prior to joining Probex, Mr. Rampacek was President and CEO of Lyondell-Citgo Refining L.P., a manufacturer of petroleum products, from 1996 through 2000. From 1982 to 1995, he held various executive positions with Tenneco Inc. and its energy-related subsidiaries, including President of Tenneco Gas Transportation Company, Executive Vice President of Tenneco Gas Operations and Senior Vice President of Refining and Supply.

Mr. Rampacek also spent 16 years with Exxon Company USA, where he held various supervisory and management positions. Mr. Rampacek has been a director of Flowserve Corporation since 1998 and is a member of its Audit Committee and its Organization and Compensation Committee. Mr. Rampacek also serves as a director of Cenovus Energy Inc. (a Canadian publicly traded oil company).

In 2005, two complaints requesting recovery of certain costs were filed against former officers and directors of Probex as a result of the bankruptcy of Probex in 2003. These complaints were defended under Probex’s director and officer insurance with American International Group, Inc. (“AIG”) and settlement was reached and paid by AIG with bankruptcy court approval in the first half of 2006. An additional complaint was filed in 2005 against noteholders of certain Probex debt of which Mr. Rampacek was one. A settlement of $2,000 was reached and approved by the bankruptcy court in the first half of 2006.

Rex C. Ross. Mr. Ross was elected a director of EPE Holdings upon the consummation of the Merger and is a member of its Audit, Conflicts and Governance Committee.  He served as a director of Products GP from October 2006 to November 2010 and was a member of its Audit, Conflicts and Governance Committee. Until July 2009, Mr. Ross served as a director of Schlumberger Technology Corporation, the holding company for all Schlumberger Limited assets and entities in the United States. Prior to his executive retirement from Schlumberger Limited in May 2004, Mr. Ross held a number of executive management positions during his 11-year career with the company, including President of Schlumberger Oilfield Services North America; President, Schlumberger GeoQuest; and President of SchlumbergerSema North & South America. Mr. Ross also serves on the Board of Directors of Gulfmark Offshore, Inc. (a publicly traded offshore marine services company) and is a member of its Governance Committee.

W. Randall Fowler. Mr. Fowler was elected Executive Vice President and Chief Financial Officer of EPE Holdings in August 2007 and previously served as Executive Vice President and Chief Financial Officer of Products GP from August 2007 to November 2010. He was also elected President and CEO of DEP GP in April 2010, having previously served as Executive Vice President and Chief Financial Officer of DEP GP since August 2007. He has served as a director of DEP GP since September 2006. Mr. Fowler served as Senior Vice President and Treasurer of Products GP from February 2005 to August 2007 and of DEP GP from October 2006 to August 2007. Mr. Fowler also previously served as a director of Products GP and of EPE Holdings from February 2006 to May 2010. Mr. Fowler also served as Senior Vice President and Chief Financial Officer of EPE Holdings from August 2005 to August 2007.

Mr. Fowler was elected Vice Chairman and Chief Financial Officer of EPCO in May 2010 and has served as a director since December 2007. He previously served as President and CEO of EPCO from December 2007 to May 2010 and as Chief Financial Officer from April 2005 to December 2007. Mr. Fowler, a Certified Public Accountant (inactive), joined the Partnership as Director of Investor Relations in January 1999. Mr. Fowler also serves as Chairman of the Board of the National Association of Publicly Traded Partnerships.

William Ordemann. Mr. Ordemann was elected Executive Vice President of EPE Holdings in August 2007. He also served as Products GP’s Chief Operating Officer from August 2007 until September 2010 and as its Executive Vice President from August 2007 to November 2010. He was also elected an Executive Vice President of DEP GP in August 2007. He previously served as a Senior Vice President of Products GP from September 2001 to August 2007 and was a Vice President of Products GP from October 1999 to September 2001. Mr. Ordemann joined the Partnership in connection with its purchase of certain midstream energy assets from affiliates of Shell Oil Company in 1999. Prior to joining the Partnership, he was a Vice President of Shell Midstream Enterprises, LLC from January 1997 to February 1998, and Vice President of Tejas Natural Gas Liquids, LLC from February 1998 to September 1999.

Lynn L. Bourdon, III. Mr. Bourdon was elected as Senior Vice President, Supply & Marketing of EPE Holdings upon the consummation of the Merger.  He served as Senior Vice President, Supply & Marketing of Products GP from 2004 to November 2010 after serving as Senior Vice President and Chief Commercial Officer with Orion Refining Corporation and as a Partner in En*Vantage, Inc. Prior to that time, Mr. Bourdon was Senior Vice President of Commercial Operations for PG&E Gas Transmission and Vice President, NGL Marketing & Development at the predecessor company, Valero. Earlier in his career, Mr. Bourdon served 12 years with Dow Chemical Company in the engineering, business and commercial areas.

Bryan F. Bulawa. Mr. Bulawa was elected Senior Vice President and Treasurer of EPE Holdings in October 2009 and Senior Vice President, Chief Financial Officer and Treasurer of DEP GP in April 2010. He previously served as Senior Vice President and Treasurer of Products GP from October 2009 to November 2010, as Senior Vice President and Treasurer of DEP GP from October 2009 to April 2010, and as Vice President and Treasurer of Products GP from July 2007 to October 2009. He has also served as Senior Vice President and Treasurer of EPCO since May 2010. Prior to joining the Partnership, Mr. Bulawa spent 13 years at Scotia Capital, where he served as director of the firm’s U.S. Energy Corporate Finance and Distribution group.

James M. Collingsworth. Mr. Collingsworth was elected Senior Vice President of EPE Holdings upon the consummation of the Merger.  He served as Vice President of Products GP from November 2001 to November 2002 and Senior Vice President from November 2002 until November 2010 . Previously, he served as a board member of Texaco Canada Petroleum Inc. from July 1998 to October 2001 and was employed by Texaco from 1991 to 2001 in various management positions, including Senior Vice President of NGL Assets and Business Services from July 1998 to October 2001. Prior to joining Texaco, Mr. Collingsworth was director of feedstocks for Rexene Petrochemical Company from 1988 to 1991 and served in the MAPCO, Inc. organization from 1973 to 1988 in various capacities including customer service and business development manager of the Mid-America and Seminole pipelines.

Stephanie C. Hildebrandt.  Ms. Hildebrandt was elected as Senior Vice President and General Counsel of EPE Holdings in May 2010 and served as Senior Vice President and General Counsel of Products GP from May 2010 to November 2010.  Ms. Hildebrandt has also served as Senior Vice President, Chief Legal Officer and Secretary of DEP Holdings since April 2010, having previously served as Vice President and General Counsel of Products GP since October 2009, as Vice President and Deputy General Counsel of Products GP from 2006 to 2009, and as Deputy General Counsel of Products GP from 2004 to 2006.  Prior to joining the Partnership, Mr. Hildebrandt practiced law for three years at El Paso Corporation and for 12 years at Texaco Inc.

Mark A. Hurley. Mr. Hurley was elected as Senior Vice President, Crude Oil & Offshore, upon consummation of the Merger.  He previously served as Senior Vice President, Crude Oil & Offshore, for Products GP from March 2010 to November 2010. Prior to joining the Partnership, Mr. Hurley was a Shell employee and recently served as President of Shell Pipeline Company, a crude oil, refined products and natural gas energy storage and transportation company. Mr. Hurley began his career with Shell in process engineering positions at refineries in Louisiana and California. During his tenure with Shell, he held key leadership roles in refinery and lubricant plant operations, marketing, sales, product supply planning and trading, with both U.S. and global responsibilities. As President of Shell Pipeline Company for five years, Mr. Hurley had ultimate responsibility for profitability, operations, strategy, business development and capital project development.

Michael J. Knesek. Mr. Knesek, a Certified Public Accountant, was elected a Senior Vice President of EPE Holdings in August 2005.  From February 2005 to November 2010, Mr. Knesek served as Senior Vice President of Products GP, having previously served as a Vice President of Products GP since August 2000. Mr. Knesek has been the Principal Accounting Officer and Controller of EPE Holdings since August 2005 and of DEP GP since September 2006. He served as the Principal Accounting Officer and Controller of Products GP from August 2000 to November 2010. He has served as Senior Vice President of DEP GP since September 2006. Mr. Knesek has been the Controller of EPCO since 1990 and currently serves as one of its Senior Vice Presidents.

Christopher R. Skoog. Mr. Skoog was elected Senior Vice President of EPE Holdings upon consummation of the Merger.  He joined the Partnership in July 2007 as Senior Vice President of Products GP to develop and lead the Partnership’s Natural Gas Services and Marketing group. In July 2008, he also assumed responsibility for the Partnership’s non-regulated and intrastate natural gas pipeline and storage businesses. From 1995 to July 2007, he served in various executive positions at ONEOK, Inc. and ONEOK Partners L.P. He led ONEOK Energy Services from 1995 to 2005, and held senior executive positions at ONEOK from 2005 to 2007.

Thomas M. Zulim. Since July 2008, Mr. Zulim has served as a Senior Vice President of EPCO, and was elected Senior Vice President of EPE Holdings upon consummation of the Merger, with responsibility for the Partnership’s unregulated NGL business. Mr. Zulim previously served as a Senior Vice President of Products GP from July 2008 to November 2010. From March 2006 to July 2008, Mr. Zulim served as Senior Vice President, Human Resources, for both Products GP and EPCO, and served as Vice President, Human Resources, for both Products GP and EPCO from December 2004 to March 2006. He joined EPCO in 1999 as Director of Business Management for the NGL Fractionation business. Mr. Zulim came to EPCO from Shell Oil Company where, as an attorney, he practiced labor and employment law nationally for several years before joining Shell Midstream Enterprises in 1996 as Director of Business Development for its natural gas processing and NGL fractionation businesses. Mr. Zulim resumed practicing law with EPCO’s legal group in January 2002 until December 2004.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership

In connection with the closing of the Mergers, on November 22, 2010, immediately prior to the effective time of the GP Merger, Holdings, as successor general partner of the Partnership, entered into Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership (“Amendment No. 5”) of the Partnership.  Amendment No. 5 admitted Holdings as the general partner of the Partnership immediately prior to the effective time of the GP Merger.

The description of Amendment No. 5 in this Item 5.03 is qualified in its entirety by reference to the full text of Amendment No. 5, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Sixth Amended and Restated Agreement of Limited Partnership of the Partnership

In connection with the closing of the Mergers, on November 22, 2010, immediately prior to the effective time of the MLP Merger, EPE Holdings, as successor general partner of the Partnership, entered into the Sixth Partnership Agreement dated as of November 22, 2010.  The Sixth Partnership Agreement provides for the cancellation of the incentive distribution rights of the Partnership previously held by Products GP, the general partner of the Partnership prior to the effective time of the GP Merger, the conversion of the two percent economic general partner interest in the Partnership into a non-economic general partner interest in the Partnership, the acceptance of EPE Holdings as the successor general partner of the Partnership and the elimination of certain legacy provisions.

The description of the Sixth Partnership Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Sixth Partnership Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC

In connection with the Mergers, on November 22, 2010, Dan Duncan LLC, the sole member of EPE Holdings, entered into the Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings (the “LLC Agreement”).  The LLC Agreement provides for the establishment of an “Audit and Conflicts Committee” to approve certain matters with respect to the general partner and the Partnership, and the submission of certain matters to the Audit and Conflicts Committee upon similar terms and conditions as set forth in the limited liability company agreement of Products GP, the general partner of the Partnership prior to the GP Merger, as required by the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, and the Sixth Partnership Agreement.

The description of the LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Amendments to LLC Agreement and Certificate of Formation of EPE Holdings to Change Name

On November 22, 2010, after the consummation of the Merger, EPE Holdings filed a Certificate of Amendment to Certificate of Formation of EPE Holdings, LLC to change the name of EPE Holdings to “Enterprise Products Holdings LLC”.  The sole member of EPE Holdings also executed the First Amendment to the LLC Agreement reflect the name change.  Copies of the First Amendment to the LLC Agreement and the Certificate of Amendment to Certificate of Formation of EPE Holdings are filed as Exhibits 3.4 and 3.5 hereto, respectively, and incorporated herein by reference.

Amendment to Certificate of Limited Partnership of the Partnership to Change General Partner

On November 22, 2010, after the consummation of the Merger and the change in name of EPE Holdings to Enterprise Products Holdings LLC, the Partnership filed a Certificate of Amendment to Certificate of Limited Partnership of the Partnership to change the change the sole general partner of the Partnership to Enterprise Products Holdings LLC.  A copy of the Certificate of Amendment to Certificate of Limited Partnership of the Partnership is filed as Exhibit 3.6 hereto, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 22, 2010, the Partnership issued a joint press release with Holdings announcing the approval by the Holdings unitholders of the MLP Merger.  Approximately 99% of the Holdings units that voted were cast in favor of the merger and represented approximately 85% of Holdings’ total outstanding units.  A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 22, 2010, the Partnership also issued a joint press release with Holdings announcing the closing of the Mergers.  A copy of the joint press release is filed as Exhibit 99.5 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

A restated set of Risk Factors for the Partnership after giving effect to the MLP Merger is included as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  The audited consolidated financial statements of Holdings for the years ended December 31, 2009, 2008 and 2007 are incorporated herein by reference to Exhibit 99.3 to this Form 8-K.

The unaudited financial statements of Holdings for the nine months ended September 30, 2010 will be filed within 71 days after the closing on Form 8-K/A in accordance with Item 9.01(a) of Form 8-K.

(b)  Pro Forma Financial Information.  On November 10, 2010, the Partnership filed on Form 8-K the pro forma financial information required by Item 9.01(b) of Form 8-K and Article 11 of Regulation S-X.  The pro forma financial information included under Item 9.01 of the Partnership’s Form 8-K filed on November 10, 2010  is incorporated into this Item 9.01 by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed September 7, 2010).

2.2
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed September 7, 2010).

3.1#	Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated effective as of November 22, 2010.
3.2#	Sixth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P., dated effective as of November 22, 2010.
3.3#	Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective as of November 22, 2010.

3.4#	First Amendment to Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective November 22, 2010 (changing name to Enterprise Products Holdings LLC).
3.5#	Certificate of Amendment to Certificate of Formation of EPE Holdings, LLC, filed on November 22, 2010 with the Delaware Secretary of State.
3.6#	Certificate of Amendment to Certificate of Limited Partnership of Enterprise Products Partners L.P., filed on November 22, 2010 with the Delaware Secretary of State.
10.1#	Distribution Waiver Agreement, dated as of November 22, 2010, by and among Enterprise Products Partners L.P., EPCO Holdings, Inc. and the EPD Unitholder named therein.
23.1#	Consent of Deloitte & Touche LLP.
23.2#	Consent of Grant Thornton LLP.
99.1#	Joint Press Release regarding the merger vote dated November 22, 2010.
99.2#	Risk Factors of Enterprise Products Partners L.P.
99.3#
Consolidated balance sheets of Enterprise GP Holdings L.P. as of December 31, 2009 and 2008, and the related statements of consolidated operations, comprehensive income, cash flows, and equity for the years ended December 31, 2009, 2008 and 2007.

99.4#
Consolidated balance sheets of Energy Transfer Equity, L.P. and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for the years ended December 31, 2009 and 2008, the four months ended December 31, 2007, and the year ended August 31, 2007.

99.5#	Joint Press Release regarding merger closing dated November 22, 2010.
101.CAL#	XBRL Calculation Linkbase Document.
101.DEF#	XBRL Definition Linkbase Document.
101.INS#	XBRL Instance Document.
101.LAB#	XBRL Labels Linkbase Document.
101.PRE#	XBRL Presentation Linkbase Document.
101.SCH#	XBRL Schema Document.

_____________________
# Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	ENTERPRISE PRODUCTS HOLDINGS LLC (formerly named EPE Holdings, LLC), its General Partner

Date: November 23, 2010	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index
Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed September 7, 2010).

2.2
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed September 7, 2010).

3.1#	Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated effective as of November 22, 2010.
3.2#	Sixth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P., dated effective as of November 22, 2010.
3.3#	Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective as of November 22, 2010.
3.4#	First Amendment to Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective November 22, 2010 (changing name to Enterprise Products Holdings LLC).
3.5#	Certificate of Amendment to Certificate of Formation of EPE Holdings, LLC, filed on November 22, 2010 with the Delaware Secretary of State.
3.6#	Certificate of Amendment to Certificate of Limited Partnership of Enterprise Products Partners L.P., filed on November 22, 2010 with the Delaware Secretary of State.
10.1#	Distribution Waiver Agreement, dated as of November 22, 2010, by and among Enterprise Products Partners L.P., EPCO Holdings, Inc. and the EPD Unitholder named therein.
23.1#	Consent of Deloitte & Touche LLP.
23.2#	Consent of Grant Thornton LLP.
99.1#	Joint Press Release regarding the merger vote dated November 22, 2010.
99.2#	Risk Factors of Enterprise Products Partners L.P.
99.3#
Consolidated balance sheets of Enterprise GP Holdings L.P. as of December 31, 2009 and 2008, and the related statements of consolidated operations, comprehensive income, cash flows, and equity for the years ended December 31, 2009, 2008 and 2007.

99.4#
Consolidated balance sheets of Energy Transfer Equity, L.P. and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for the years ended December 31, 2009 and 2008, the four months ended December 31, 2007, and the year ended August 31, 2007.

99.5#	Joint Press Release regarding merger closing dated November 22, 2010.
101.CAL#	XBRL Calculation Linkbase Document.
101.DEF#	XBRL Definition Linkbase Document.
101.INS#	XBRL Instance Document.
101.LAB#	XBRL Labels Linkbase Document.
101.PRE#	XBRL Presentation Linkbase Document.

101.SCH#	XBRL Schema Document.

_____________________
# Filed herewith